© 2024 Texas Capital Bank Member FDIC October 17, 2024 Q3-2024 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; elevated or further changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; increased or expanded competition from banks and other financial service providers in TCBI’s markets; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10- Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Foundational Tenants of Value Creation in Place Financial Priorities Described 9/1/2021 Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns

2021 Strategic Performance Drivers

Income Statement	Where We Started FY 2020	FY 2021	FY 2022	FY 2023	YTD 2024	Where We Are Going 2025
Investment Banking and Trading Income (% of Total Revenue)	2.2%	2.7%	2.9%	8.0%	**14.5%**	~10%
Treasury Product Fees[1] (% of Total Revenue)	1.4%	2.5%	2.4%	2.8%	**4.0%**	~5%
Non-Interest Income (% of Total Revenue)	19.3%	15.2%	28.5%	15.0%	**(3.6%)**	15%–20%
Adj. Non-Interest Income[2] (% of Adj. Total Revenue[2])	11.2%	13.4%	10.3%	15.0%	**18.9%**	15%–20%
Balance Sheet						
Average Cash & Securities (% of Total Average Assets)	29%	38%	30%	30%	**28%**	>20%
Average Indexed Deposits (% of Total Deposits)	36%	27%	16%	7%	**7%**	<15%

Performance Metrics	Where We Started FY 2020	FY 2021	FY 2022	FY 2023	YTD 2024	Where We Are Going 2025
Return on Average Assets	0.18%	0.67%	1.04%	0.64%	**0.03%**	>1.10%
Return on Average Tangible Common Equity[3]	2.1%	8.4%	11.4%	6.2%	**(0.3%)**	>12.5%
Adj. Return on Average Assets[4]	0.33%	0.69%	0.55%	0.69%	**0.69%**	>1.10%
Adj. Return on Average Tangible Common Equity[3]	4.2%	8.7%	5.8%	6.7%	**6.5%**	>12.5%
CET1	9.4%	11.1%	13.0%	12.6%	**11.2%**	>10%

Treasury Solutions
- Treasury product fees reached record levels, up 7% QoQ, and 16% YoY, supported by broad product contributions
- Continued growth in primary operating relationships; non-interest bearing deposits, excl MF[9] increased $121 million or 4% QoQ

Private Wealth
- Assets under management increased 11% YoY with wealth fees growing for the third consecutive quarter, up 15% YoY
- Enhanced platform build is on track for completion this quarter and is expected to drive accelerated client adoption in '25

Investment Banking
- Investment Banking Fees achieved another record quarter driven by Capital Markets, Syndications, and Sales & Trading
- After consecutive record quarters, expect modest pullback as pipeline rebuilds for a strong 2025

Financial Performance	Q3 '23	Q4 '23	Q1 '24	Q2 '24	Q3 '24	YoY Growth
Assets Under Management[5] ($bn)	$3.7	$3.8	$4.0	$4.0	$4.1	11%
Treasury Product Fees[1] ($mm)	$7.8	$7.8	$8.7	$8.5	$9.1	16%
Wealth Management & Trust Fee Income ($mm)	$3.5	$3.3	$3.6	$3.7	$4.0	15%
Investment Banking & Trading Income ($mm)	$29.2	$10.7	$23.1	$30.7	$40.5	39%
Income from Areas of Focus ($mm)	**$40.5**	**$21.8**	**$35.4**	**$42.9**	**$53.7**	**32%**

Texas Capital Bancshares, Inc.

4

Financial Performance // Income Statement

Financial Highlights ($mm)	2023	Adjusted (Non-GAAP[4]) 2023	YTD 2024	Adjusted (Non-GAAP[4]) YTD 2024	Q3 2023	Q2 2024	Adjusted (Non-GAAP[4]) Q2 2024	Q3 2024	Adjusted (Non-GAAP[4]) Q3 2024
Net Interest Income	$914.1	$914.1	$671.7	$671.7	$232.1	$216.6	$216.6	$240.1	$240.1
Non-Interest Revenue	161.4	161.4	(23.0)	156.6	46.9	50.4	50.4	(114.8)	64.8
Total Revenue	1,075.5	1,075.5	648.7	828.2	278.9	267.0	267.0	125.3	304.9
Non-Interest Expense	756.9	737.1	586.1	570.4	179.9	188.4	187.9	195.3	190.1
PPNR[6]	318.6	338.5	62.5	257.9	99.1	78.6	79.1	(70.0)	114.9
Provision for Credit Losses	72.0	72.0	49.0	49.0	18.0	20.0	20.0	10.0	10.0
Income Tax Expense	57.5	62.1	7.1	54.3	19.4	16.9	17.0	(18.7)	26.2
Net Income	189.1	204.4	6.5	154.6	61.7	41.7	42.0	(61.3)	78.7
Preferred Stock Dividends	17.3	17.3	12.9	12.9	4.3	4.3	4.3	4.3	4.3
Net Income to Common	171.9	187.1	(6.5)	141.6	57.4	37.4	37.7	(65.6)	74.3
Performance Metrics									
Return on Average Assets	0.64%	0.69%	0.03%	0.69%	0.81%	0.56%	0.57%	(0.78%)	1.00%
PPNR[6] / Average Assets	1.08%	1.15%	0.28%	1.15%	1.31%	1.06%	1.07%	(0.89%)	1.46%
Efficiency Ratio[7]	70.4%	68.5%	90.4%	68.9%	64.5%	70.6%	70.4%	155.8%	62.3%
Return on Average Common Equity[3]	6.2%	6.7%	(0.3%)	6.5%	8.1%	5.3%	5.3%	(8.9%)	10.0%
Earnings Per Share	$3.54	$3.85	($0.14)	$3.01	$1.18	$0.80	$0.80	($1.41)	$1.59

Non-GAAP[4] Adjustments ($mm)	2023	YTD 2024
Non-Interest Income	161.4	(23.0)
Loss on AFS Securities Sale	0.0	179.6
Non-Interest Income, Adj.	161.4	156.6
Non-Interest Expense	756.9	586.1
FDIC Special Assessment	19.9	2.8
Restructuring Expenses	0.0	7.9
Legal Settlement	0.0	5.0
Non-Interest Expense, Adj.	737.1	570.4

Non-GAAP[4] Adjustments ($mm)	Q2 2024	Q3 2024
Non-Interest Income	50.4	(114.8)
Loss on AFS Securities Sale	0.0	179.6
Non-Interest Income, Adj.	50.4	64.8
Non-Interest Expense	188.4	195.3
FDIC Special Assessment	0.5	(0.7)
Restructuring Expenses	0.0	5.9
Legal Settlement	0.0	0.0
Non-Interest Expense, Adj.	187.9	190.1

Texas Capital Bancshares, Inc.

5

Financial Performance // Quarterly Balance Sheet Highlights

Balance Sheet Highlights ($mm) Ending Balances	Q3 2023	Q2 2024	Q3 2024	QoQ
Assets				
Cash and Equivalents	4,193	2,913	4,192	44%
Total Securities	4,070	4,389	4,406	0%
Commercial Loans	10,366	10,534	10,968	4%
Mortgage Finance Loans	4,429	5,078	5,530	9%
CRE Loans	5,359	5,689	5,315	(7%)
Consumer Loans	537	558	569	2%
Gross LHI	20,691	21,859	22,381	2%
Allowance for Credit Losses on Loans	(245)	(267)	(273)	2%
Total Assets	**29,628**	**29,855**	**31,629**	**6%**

	Q3 2023	Q2 2024	Q3 2024	QoQ
Liabilities				
Non-Interest Bearing Deposits	9,353	7,988	9,071	14%
Interest Bearing Deposits	14,526	15,831	16,794	6%
Total Deposits	23,879	23,818	25,865	9%
FHLB Borrowings	1,400	1,675	1,035	(38%)
Total Liabilities	**26,551**	**26,679**	**28,275**	**6%**
Equity				
Common Equity, Excl AOCI	3,284	3,243	3,182	(2%)
AOCI	(506)	(368)	(128)	(65%)
Total Shareholder's Equity	**3,078**	**3,176**	**3,354**	**6%**
Common Shares Outstanding	**48,015,003**	**46,188,078**	**46,207,757**	**0%**

Performance Metrics			
Cash & Securities % of Assets	28%	24%	27%
Commercial Loans % of Gross LHI	50%	48%	49%
Total Allowance for Credit Losses ($mm)	(291)	(313)	(319)
Total ACL / Total LHI	1.41%	1.44%	1.43%

Total LHI % of Deposits	86%	91%	86%
Non-Interest Bearing % of Deposits	39%	34%	35%
Book Value Per Share	$57.85	$62.26	$66.09
Tangible Book Value Per Share[8]	$57.82	$62.23	$66.06

Texas Capital Bancshares, Inc.
6

7 $4.3 $3.3 $4.4 $4.7 $3.9 $3.5 $4.4 $5.2 $4.1 $4.1 $5.1 $4.4 $4.0 $4.2 $5.1 $5.5 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $5.4 $5.5 $5.8 $5.7 $5.3 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $10.4 $10.4 $10.4 $10.5 $11.0 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024  Commercial loans increased $434mm or 4% QoQ  Predominantly related to approx. $330 million of funded balances in the healthcare loan portfolio acquired at quarter end  Commercial real estate loans decreased $374mm QoQ as payoff rates remain elevated  Multi-family comprises $2.3bn or 44% of CRE loans  Over 55% located in Texas and total portfolio avg. LTV of 47%  Office balances declined to $408mm or 8% of CRE loans as several properties experienced paydowns or payoffs  Mortgage Finance loan balances driven by anticipated Q3 seasonality resulted in a $795mm, or 18%, QoQ increase on an average basis, compared to a 7% increase in the comparable quarter last year  Period end balances increased $451mm, or 9%  Modest mortgage rate improvements nationwide in mid-August and September resulted in increased activity Loan Portfolio Composition Mortgage Finance Loans ($bn) Average Period End Commercial Loans ($bn) Commercial Real Estate Loans ($bn)

Deposit and Funding Composition

Average Deposit Trends ($bn)



Q3 2024 EOP
$24.2
$1.4
$12.8
$6.0
$4.0
Q3 2023
$24.0
$1.1
$13.6
$5.6
$3.6
Q4 2023
$23.8
$0.8
$14.4
$5.2
$3.4
Q1 2024
$24.3
$0.6
$15.1
$5.2
$3.4
Q2 2024
$25.7
$0.5
$15.8
$6.0
$3.5
Q3 2024
$25.9
$0.5
$16.3
$5.6
$3.4
Q3 2024
Non-Interest Bearing, excl MF9
MF9 Non-Interest Bearing
Interest Bearing
Interest Bearing Brokered

Period End Deposit Flows ($mm)

	Q2 2024	Q3 2024	Change $	Change %
Non-Interest Bearing, excl MF[9]	3,323	3,444	121	4%
MF[9] Non-Interest Bearing	4,665	5,627	962	21%
Total Non-Interest Bearing	**7,988**	**9,071**	**1,083**	**14%**
Interest Bearing	15,307	16,276	969	6%
Brokered Deposits	$524	$518	($5)	(1%)
Total Interest Bearing	**15,831**	**16,794**	**964**	**6%**
Total Deposits	**$23,818**	**$25,865**	**$2,047**	**9%**

Funding Costs



4.47%
4.58%
4.67%
4.64%
4.64%
2.62%
2.82%
2.97%
2.99%
2.94%
2.60%
2.75%
2.83%
2.83%
2.76%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Avg Cost of Total Deposits
Total Cost of Funds
Avg Cost of Int. Bearing Deposits

- Total deposit balances increased $2bn or 9% QoQ
  - Excluding MF[9] non-interest bearing and brokered deposits, QoQ growth of $1.1bn or 6% resulting from sustained focus on growing client relationships
- Non-interest bearing, excl MF[9] deposits grew $121 million or 4% QoQ as the firm continues to both onboard new clients and strengthen existing relationships through expanded product and service offerings
- Average MF[9] non-interest bearing deposits increased by $770mm, with the ratio to average mortgage finance loans declining to 116% in Q3 compared to 120% in Q2
  - End of period balances increased by $962mm QoQ or 21% consistent with historical seasonal trends
  - The majority of MF[9] non-interest bearing deposits are compensated through relationship pricing which results in application of an interest credit to either the client's mortgage finance or commercial loan yield
- Average cost of interest bearing deposits remained flat at 4.64%, while average cost of total deposits declined by 5bps QoQ

Texas Capital Bancshares, Inc.

8

9 (10.0%) (13.5%) (5.0%) (6.5%) 2.1% 3.1% 4.1% 6.1% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q2 2024 Q3 2024 -200bps Shock -100bps Shock +100bps Shock +200bps Shock Net Interest Income Sensitivity Standard Model Assumptions10 100bp & 200bp Parallel Shocks  Loan Balances: Static  Deposit Balances: Static  Loan Spreads: Current Levels  Up Scenario Int. Bearing Deposit Beta: ~80%  Down Scenario Int. Bearing Deposit Beta: ~60%  Investment Portfolio: Ratio held constant Hedging Profile Net Interest Income Sensitivity – Static Balance Sheet ($mm) $925mm$992mmBase NII11 Earning Assets Profile (Average) Q3 2024Q2 2024 YieldBalance ($mm)YieldBalance ($mm) 5.30% $3,959 5.31% $3,273 Interest Bearing Cash and Equivalents 3.34% 4,315 2.80% 4,427 Securities 9.44% 24 9.55% 29 Loans Held for Sale 7.26% 16,792 7.25% 16,751 LHI excl Mortgage Finance LHI 4.20% 5,152 3.94% 4,357 Mortgage Finance LHI --(267)--(263)ACL on Loans 5.96% $29,975 5.86% $28,574 Earning Assets  93% of LHI excluding Mortgage Finance LHI are variable rate  $1.1bn of loans, or 7%, are fixed with 11% maturing or repricing in the next 12 months  During the quarter, the firm restructured a portion of the AFS securities portfolio  Sold $1.24bn of securities with a yield of 1.23% and reinvested proceeds into securities with a yield of 5.26%  Securities portfolio duration ~4 years  Loan hedges reduced interest income by $18.3 million this quarter and $54.4 million year to date Impacts of Mortgage Finance  Mortgage Finance represents 23% of the average total LHI portfolio with the majority tied to 1-month SOFR which declined 49bps in Q3  Given the current rate outlook and seasonality factors, the average Mortgage Finance self funding ratio is expected to decline modestly during Q4  Firm’s overall net interest income sensitivity (per the chart above) is inclusive of Mortgage Finance NII impact on a flat balance sheet and does not account for changes in warehouse volumes in either a lower or higher rate environment $40 $20 ($49) ($99) $56 $29 ($60) ($125) Receive Rate Average Notional Balance ($bn) 3.66%2.9 Q3 2024 3.60%2.6 Q4 2024 3.60%2.6 Q1 2025 3.43%2.4 Q2 2025 3.09%1.3 Q3 2025 3.31%0.4 Q4 2025

Q3-2024 Earnings Overview

Net Interest Income ($mm)



$216.6
$0.6
$1.7
$8.3
$3.4
$2.2
$14.3
($6.9)
($2.1)
$2.0
$240.1
Q2 2024
Loans Excl MF Volume[9]
Loans Excl MF Yield[9]
MF Loan Volume[9]
MF Yield[9]
Loan Fees
Investment Securities & Cash
Interest Bearing Deposits Volume
Interest Bearing Deposit Cost
Borrowings
Q3 2024

Net Interest Margin ($mm)



3.13%
2.93%
3.03%
3.01%
3.16%
$232.1
$214.7
$215.0
$216.6
$240.1
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Net Interest Income
Net Interest Margin

Non-Interest Income ($mm)

% of Total Revenue, Adj.[4]



17%
13%
16%
19%
21%
$46.9
$31.1
$41.3
$50.4
$64.8
($114.8)
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Non-Interest Income
Non-Interest Income, Adj.[4]

Non-Interest Expense ($mm)



$179.9
$201.4
$202.4
$188.4
$195.3
$19.9
10%
$10.0
5%
$0.5
0%
$5.3
3%
$69.9
39%
$73.5
36%
$65.7
32%
$69.1
37%
$71.3
37%
$110.0
61%
$108.0
54%
$126.7
63%
$118.8
63%
$118.7
60%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Salaries & Benefits
Other NIE
Non-Recurring Items[4]

- Net interest income increased $23.5mm QoQ from higher average loan balances for the quarter and securities interest income related to the AFS bond repositioning beginning in mid-August
- Excluding the loss on sale of AFS securities[4], non-interest income increased 29% QoQ
  - Record level of income in the fee areas of focus
- Quarterly non-interest expense excluding non-recurring items[4] increased $2.1mm to $190.1mm with salaries and benefits declining QoQ

Texas Capital Bancshares, Inc.

10

Asset Quality Trends

Allowance for Credit Loss Reserve Ratios



1.41%
1.76%
1.44%
1.84%
1.43%
1.87%
4.6x
3.7x
3.6x
Q3 2023
Q2 2024
Q3 2024
Total ACL / Non-accrual Loans HFI
Total ACL / LHI
Total ACL, ex MF9 / LHI ex MF9
Q3 2023
Q2 2024
Q3 2024

Asset Quality Ratios



NPAs/Total Assets
NCOs/Avg. LHI
Criticized/LHI
3.29%
3.63%
4.13%
3.95%
4.03%
0.21%
0.29%
0.35%
0.28%
0.28%
0.17%
0.27%
0.22%
0.23%
0.11%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024

Net Charge-Offs ($mm)	$8.9	$13.8	$10.8	$12.0	$6.1

Special Mention Composition ($mm)



$431.8
$491.2
$584.5
$593.3
$579.8
40%
60%
53%
47%
50%
50%
48%
52%
25%
75%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Commercial
Mortgage Finance
Real Estate
Consumer

Substandard Composition ($mm)



$245.6
$247.0
$275.0
$266.4
$317.9
22%
78%
19%
81%
21%
79%
1%
19%
80%
1%
26%
73%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Commercial
Mortgage Finance
Real Estate
Consumer

- ACL on Loans increased $5.8mm QoQ to $273mm, a continued build in the reserve to an all time high
- Total ACL, excl. MF[9] increased to $314mm in Q3 from $307mm in Q2
  - Total ACL, excl. MF[9] to LHI, excl. MF[9] in the top 5 percent among Peers[12] Total ACL to LHI ratio
- $6.1mm of net charge-offs, 0.11% of average LHI, related to several small commercial credits
- Year-to-date annualized provision expense as a percentage of average LHI is 31bps, or 39bps when excl. MF
- Criticized / LHI remained stable at 4.03% with total criticized loans increasing $38mm
  - Special mention loans declined $13.5mm QoQ to $580mm as material payoffs and upgrades in the real estate portfolio were offset by migration of certain commercial credits
  - Substandard loans increased $51.6mm QoQ to $318mm
  - Non-performing assets increased $3.9 million QoQ, flat at 0.28% of total assets

Texas Capital Bancshares, Inc.
11

Capital Position and Trends

Regulatory Capital Levels



17.09%
2.81%
1.58%
12.70%
17.07%
2.83%
1.59%
12.65%
16.64%
2.70%
1.56%
12.38%
15.65%
2.56%
1.47%
11.62%
15.17%
2.54%
1.44%
11.19%
2024 YE Target
>11.00%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
2024 YE Target
CET1
Tier 1 Capital
Tier 2 Capital

Tangible Common Equity / Tangible Assets[13]



9.37%
9.38%
10.22%
10.22%
9.83%
9.84%
9.63%
9.63%
9.65%
9.66%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Tangible Common Equity / Tangible Assets13
Common Equity / Total Assets

Peer[12] Tangible Common Equity / Tangible Assets[13]				
7.11%	7.65%	7.63%	7.63%	

Tangible Book Value per Share[8]



$57.82
$57.85
$61.34
$61.37
$61.06
$61.10
$62.23
$62.26
$66.06
$66.09
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Tangible Book Value per Share8
Book Value per Share

Period End AOCI ($mm)				
($506)	($362)	($380)	($368)	($128)

AOCI per Share				
($10.54)	($7.66)	($8.09)	($7.96)	($2.77)

- Regulatory capital ratios remain exceptionally strong
  - **Total capital ratio of 15.17%, in the top quartile of the peer group[12], and CET1 ratio of 11.19%**
- CET1 declined 43bps QoQ primarily related to the loss on sale from repositioning AFS securities
- Tangible common equity / tangible assets[13] ended the quarter at 9.65%, an important characteristic of our financially resilient business model and a key metric as we manage the balance sheet through-cycle
  - **Tangible common equity / tangible assets[13] in top quintile of peer group[12]**
- Tangible book value per share[8] increased by $3.83 driven by net income excluding the loss on the AFS securities portfolio transaction and additional AOCI improvement from end of period rate movements
  - **TBVPS of $66.06 is an all-time high for the Firm**

Texas Capital Bancshares, Inc.

12

13 Full Year 2024 Guidance FY 2023 Adjusted (Non-GAAP4) Low single-digit % growth$1,075.5mmTotal Revenue Low to mid single-digit % growth: Full Year Consensus$737.1mmNon-Interest Expense, Adjusted4 Maintained in Q4--Quarterly Operating Leverage (YoY Growth in Quarterly PPNR6, Adjusted4) >20%30%Average Cash & Total Securities (% of Average Total Assets) >11%12.6%CET1 Ratio Full Year 2024 Guidance  Forward curve14 assumes a 2024 exit rate of 4.25%  Total Revenue, Adjusted2 guidance decreased from low to mid single-digit percent annual growth  Non-Interest Expense, Adjusted4, remains unchanged  Quarterly Operating Leverage achieved in Q3 and expect to maintain in Q4  Average Cash & Total Securities remains unchanged  CET1 ratio target remains unchanged Guidance Commentary

Appendix // Footnotes

1. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, and FX transactions, all of which are included in other non-interest income and totaled $2.8 million for FY 2020, $4.0 million for FY 2021, $6.1 million for FY 2022, $9.4 million for FY 2023, $7.7 million for YTD 2024, and $2.5 million, $2.4 million, $2.4 million, $2.5 million, and $2.8 million for Q3 2023, Q4 2023, Q1 2024, Q2 2024, and Q3 2024 respectively
2. Non-GAAP Reconciliation // Adjusted Non-Interest Income and Total Revenue

	2020 ($M)		2021 ($M)		2022 ($M)		2023 ($M)		YTD 2024 ($M)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[2]	As Reported	Adjusted	As Reported	Adjusted[3]
Net Interest Income	$851.3	$821.1	$768.8	$767.6	$875.8	$875.8	$914.1	$914.1	$671.7	$671.7
Non-Interest Income	203.0	103.7	138.3	119.5	349.5	101.0	161.4	161.4	(23.0)	156.6
Total Revenue	$1,054.3	$924.8	$907.1	$887.1	$1,225.3	$976.8	$1,075.5	$1,075.5	$648.7	$828.2
Non-Interest Income % of Total Revenue	19.3%	11.2%	15.2%	13.4%	28.5%	10.3%	15.0%	15.0%	(3.6%)	18.9%

1) Adjusted to remove revenue contribution of exited Correspondent Lending Line of Business
2) Adjusted to remove non-recurring gain on sale of Insurance Premium Finance Loan Portfolio
3) Adjusted to remove non-recurring loss on sale of AFS securities

3. See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)
4. See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios
5. Assets Under Management includes non-discretionary brokerage assets that the Firm earns wealth management and trust fee income on
6. "PPNR" used as an abbreviation for Pre-Provision Net Revenue which is the sum of net interest income and non-interest income, less non-interest expense
7. Non-interest expense divided by the sum of net interest income and non-interest income
8. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end
9. "MF" used as abbreviation for Mortgage Finance
10. Model assumptions are only for Q3 2024; See prior TCBI Earnings Materials for prior model assumptions
11. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting
12. Major exchange traded US peer banks with $20-100 billion in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; Data as of Q2 2024
13. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles
14. Forward curve as of October 4, 2024

14

Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)

ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below.

	2020 ($mm)		2021 ($mm)		2022 ($mm)		2023 ($mm)		2024 YTD ($mm)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]
Net Income to Common	$56.5	$112.6	$235.2	$244.5	$315.2	$159.5	$171.9	$187.1	($6.5)	$141.6
Average Common Equity	$2,686.7	$2,686.7	$2,815.7	$2,815.7	$2,783.3	$2,783.3	$2,795.0	$2,795.0	$2,899.9	$2,899.9
Less: Average Goodwill & Intangibles	17.9	17.9	17.4	17.4	14.5	14.5	1.5	1.5	1.5	1.5
Average Tangible Common Equity	$2,668.8	$2,668.8	$2,798.3	$2,798.3	$2,768.8	$2,768.8	$2,793.5	$2,793.5	$2,898.4	$2,898.4
ROACE	2.1%	4.2%	8.4%	8.7%	11.3%	5.7%	6.2%	6.7%	(0.3%)	6.5%
ROATCE	2.1%	4.2%	8.4%	8.7%	11.4%	5.8%	6.2%	6.7%	(0.3%)	6.5%

Texas Capital Bancshares, Inc.

(1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios

15

Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aids in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

($mm, Except per Share)	Q2 2024	Q3 2024	FY 2020	FY 2021	FY 2022	FY 2023	YTD 2024
Net Interest Income	$216.6	$240.1	$851.3	$768.8	$875.8	$914.1	$671.7
Non-Interest Revenue	50.4	(114.8)	203.0	138.3	349.5	161.4	(23.0)
Adjustments for Non Recurring Items:							
Gain on Sale of Insur. Prem. Finance	-	-	-	-	(248.5)	-	-
Loss on AFS Securities Sale	-	179.6	-	-	-	-	179.6
Non-Interest Revenue, Adjusted	50.4	64.8	203.0	138.3	101.0	161.4	156.6
Non-Interest Expense	188.4	195.3	704.4	599.0	727.5	756.9	586.1
Adjustments:							
Transaction Costs	-	-	(17.8)	-	(29.6)	-	-
Restructuring Expense	-	(5.9)	(54.0)	(12.0)	(9.8)	-	(7.9)
Legal Settlement	-	-	-	-	-	-	(5.0)
Charitable Contribution	-	-	-	-	(8.0)	-	-
FDIC Special Assessment	(0.5)	0.7	-	-	-	(19.9)	(2.8)
Non-Interest Expense, Adjusted	187.9	190.1	632.6	587.0	680.1	737.1	570.4
PPNR[6]	78.6	(70.0)	349.9	308.1	497.8	318.6	62.5
PPNR[6], Adjusted	79.1	114.9	421.7	320.1	296.6	338.5	257.9
Provision for Credit Losses	20.0	10.0	258.0	(30.0)	66.0	72.0	49.0
Income Tax Expenses	16.9	(18.7)	25.7	84.1	99.3	57.5	7.1
Tax Impact of Adjustments Above	0.1	44.9	15.6	2.7	(45.4)	4.6	47.2
Income Tax Expenses, Adjusted	17.0	26.2	41.3	86.8	53.9	62.1	54.3
Net Income	41.7	(61.3)	66.3	253.9	332.5	189.1	6.5
Net Income, Adjusted	42.0	78.7	122.4	263.2	176.8	204.4	154.6
Preferred Stock Dividends	4.3	4.3	9.8	18.7	17.3	17.3	12.9
Net Income to Common	37.4	(65.6)	56.5	235.2	315.2	171.9	(6.5)
Net Income to Common, Adjusted	37.7	74.3	112.6	244.5	159.5	187.1	141.6
Average Assets	$29,750.9	$31,215.2	$37,516.2	$38,140.3	$32,049.8	$29,537.3	$30,076.3
Return on Average Assets	0.56%	(0.78%)	0.18%	0.67%	1.04%	0.64%	0.03%
Return on Average Assets, Adjusted	0.57%	1.00%	0.33%	0.69%	0.55%	0.69%	0.69%
PPNR[6] / Average Assets	1.06%	(0.89%)	0.93%	0.81%	1.55%	1.08%	0.28%
PPNR[6], Adjusted / Average Assets	1.07%	1.46%	1.12%	0.84%	0.93%	1.15%	1.15%
Average Common Equity	$2,857.7	$2,945.2	$2,686.7	$2,815.7	$2,783.3	$2,795.0	$2,899.9
Return on Average Common Equity	5.26%	(8.87%)	2.10%	8.35%	11.33%	6.15%	(0.30%)
Return on Average Common Equity, Adjusted	5.31%	10.04%	4.19%	8.68%	5.73%	6.70%	6.52%
Diluted Common Shares	46,872,498	46,608,742	50,582,979	51,140,974	51,046,742	48,610,206	47,053,717
Earnings per Share	$0.80	($1.41)	$1.12	$4.60	$6.18	$3.54	($0.14)
Earnings per Share, Adjusted	$0.80	$1.59	$2.23	$4.78	$3.13	$3.85	$3.01

Texas Capital Bancshares, Inc.
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